EXHIBIT 10.11

August 13, 2013

Keith M Gottesdiener, MD

Rhythm Pharmaceuticals

855 Boylston Street, 11th Floor

Boston, MA 02116

Re:                             Therapeutic Pipeline Program 2013 Program

Project Title: “A Phase 2, Randomized, Double-blind, Placebo-controlled, Multiple Dose, Parallel Group Study to Evaluate the Pharmacodynamics, Efficacy and Safety of RM 131 Administered to Patients with Parkinson’s Disease and Chronic Constipation Dissatisfied with Current Therapy’’

Dear Dr. Gottesdiener,

On behalf of the Board of Directors of The Michael J. Fox Foundation for Parkinson’s Research (MJFF), it is a pleasure to make this award in the amount of $1,350,000.00 to conduct the research described in your proposal, “A Phase 2, Randomized, Double-blind, Placebo-controlled, Multiple Dose, Parallel Group Study to Evaluate the Phatmacodynamics, Efficacy and Safety of RM 131 Administered to Patients with Parkinson’s Disease and Chronic Constipation Dissatisfied with Current Therapy.”

This [          ]* award is offered based on your representation that you have no overlapping grant funding for this work. Please contact MJFF immediately if at any time during this period additional third-party project-specific funding is sought or received, or if circumstances arise prohibiting completion of your project on schedule. The terms and conditions governing this award are detailed in the attached agreement. Please read it carefully and contact us with any questions.

To accept this award, please sign the enclosed agreement (including appropriate institutional sign-off). Please scan the signed agreement and send electronically to jlangon@michaeljfox.org. We ask that you return a signed agreement no later than August 23,2013. If you do not wish to accept funding, please notify MJFF as soon as possible.

The Michael J. Fox Foundation for Parkinson’s Research is enthusiastic about supporting your research and wishes you utmost success with this project and all your pursuits. Congratulations!

Sincerely,

/s/ Todd Sherer

Todd Sherer, PhD

Chief Executive Officer

Todd Sherer, PhD
Chief Executive Officer

Michael J. Fox
Founder Deborah W. Brooks Co-Founder & Executive Vice Chairman

Board of Directors
Woody Shackleton
Chairman
George E. Prescott
Vice Chairman
Holly S. Andersen, MD
Eva Andersson-Dublin, MD
Mark Booth
Jon Brooks
Barry J Cohen
Donny Deutsch
David Einhorn
Karen Finerman
Lee Fixel
Nelle Fortenberry
Willie Geist
David Golub
Mark L. Hart III
Skip Irving
Edward Kalikow
Jeff Keefer
Kathleen Kennedy
Amar Kuchinad
Edwin A. Levy
Marc S. Lipschultz
Douglas I. Ostrover
Tracy Pollan
Ryan Reynolds
Frederick E. Rowe
Lily Safra
Carolyn Schenker
Curtis Schenker
Richard J. Schnall
Rick Tigner
Fred G. Weiss
Sonny Whelen

Founders’ Council
Lonnie and Muhammad Ali
Steven A. Cohen
Albert B. Glickman
John Griffin
Andrew S. Grove
Katie Hood
Jeffrey Katzenberg
Morton M. Kondracke
Nora McAniff
Donna Shalala, PhD

Executive Scientific
Advisory Board
Matthew Farrer, PhD
Robert J. Gould, PhD
J. Timothy Greenamyre,
MD, PhD
Eugene M. Johnson, PhD
Kalpana Merchant, PhD
C. Warren Olanow, PhD
Bernard Ravina, MD

Grand Central Station	Post Office Box 4777	New York, NY 10163	www.michaeljfox.org

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The Michael J. Fox Foundation for Parkinson’s Research

Award Terms and Conditions — Therapeutic Pipeline Program 2013

Principal Investigator(s): Keith M Gottesdiener, MD,

The Michael J. Fox Foundation for Parkinson’s Research (MJFF) is pleased to make this award (the “Award”) to Rhythm Pharmaceuticals, Inc. to support the work described in your application, “A Phase 2, Randomized, Double-blind, Placebocontrolled, Multiple Dose, Parallel Group Study to Evaluate the Pharmacodynamics, Efficacy and Safety of RM 131 Administered to Patients with Parkinson’s Disease and Chronic Constipation Dissatisfied with Current Therapy.” (the “Project”). In accepting this Award, Rhythm Pharmaceuticals, Inc. (collectively, “You” or “you” or “Grantee”) agrees to the following terms and conditions in this Agreement.

1.                                      Sources of Funds

This Award is made with the understanding that your Project currently has no additional sources of third party grant funding and does not overlap with any existing grants or other project-specific funding. You agree that you will neither solicit nor accept additional third party grant funding for this Project without prior written notice to MJFF. If there is overlap between this Award and another grant made to you by another third party, MJFF will renegotiate the budget of this Award with you (a copy of the final budget is provided with this Agreement as Appendix A) and reserves the right to provide less funding than identified in this Award or obtain a refund from you, so that funding from this Award does not overlap with another third party grant. If you receive additional third-party grant funding for your Project without MJFF’s advance written consent, MJFF reserves the right to withhold funding and require repayment of this Award if it is not satisfied, in its reasonable discretion, that the additional third party grant funding is for incremental research activity which does not overlap with this Award or conflict with your ability to perform the Project.

2.                                      Use of Funds

2.1                               Funds awarded by MJFF are to be used solely for the Project and are conditioned on your meeting certain milestones and deliverables, which are attached at Appendix B, timely delivery of expense and progress reports and participation in MJFF sponsored meetings at which your progress will be assessed. MJFF assessments are based on review of your progress at regular intervals, determination of the quality of the scientific research performed, and its continued high relevance to Parkinson’s disease (“MJFF Assessment Criteria”). In exchange, MJFF agrees to pay [          ]* direct costs for this Project, in addition to indirect costs with a limit of up to [          ]* of direct costs. For this Award, funds are allotted in the amount of $[          ]* direct costs, and $[          ]*, indirect costs. For clarity, the parties acknowledge that certain work on the Project has been initiated by Rhythm Pharmaceuticals, Inc. prior to the date of this Award. Any unused funds at the end of the Award period, as detailed in a final expense report, must be returned to MJFF within one month from the submission of the expense report. You shall maintain complete and accurate books, records and accounts

Todd Sherer, PhD
Chief Executive Officer

Michael J. Fox
Founder Deborah W. Brooks Co-Founder & Executive Vice Chairman

Board of Directors
Woody Shackleton
Chairman
George E. Prescott
Vice Chairman
Holly S. Andersen, MD
Eva Andersson-Dublin, MD
Mark Booth
Jon Brooks
Barry J Cohen
Donny Deutsch
David Einhorn
Karen Finerman
Lee Fixel
Nelle Fortenberry
Willie Geist
David Golub
Mark L. Hart III
Skip Irving
Edward Kalikow
Jeff Keefer
Kathleen Kennedy
Amar Kuchinad
Edwin A. Levy
Marc S. Lipschultz
Douglas I. Ostrover
Tracy Pollan
Ryan Reynolds
Frederick E. Rowe
Lily Safra
Carolyn Schenker
Curtis Schenker
Richard J. Schnall
Rick Tigner
Fred G. Weiss
Sonny Whelen

Founders’ Council
Lonnie and Muhammad Ali
Steven A. Cohen
Albert B. Glickman
John Griffin
Andrew S. Grove
Katie Hood
Jeffrey Katzenberg
Morton M. Kondracke
Nora McAniff
Donna Shalala, PhD

Executive Scientific
Advisory Board
Matthew Farrer, PhD
Robert J. Gould, PhD
J. Timothy Greenamyre,
MD, PhD
Eugene M. Johnson, PhD
Kalpana Merchant, PhD
C. Warren Olanow, PhD
Bernard Ravina, MD

Grand Central Station	Post Office Box 4777	New York, NY 10163	www.michaeljfox.org

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that, in reasonable detail, fairly reflect the use of the Award. MJFF shall have the right to review and audit such books, records and accounts at a mutually convenient time upon prior written notice to you.

2.2                               The Award is to be used as budgeted and reflected in the milestones. Any alterations, amendments, or changes in the specific goals or budget of the Project will require the review and pre-approval of MJFF. Examples of such alterations or amendments include (but are not limited to): transfer of a Principal Investigator (“PI”) from one institution to another, adding or deleting a specific Project goal, material budget reallocation, or modification of proposed workload and milestones. As used in this Agreement, “material budget reallocation” means reallocation of Award funds equal to [          ]* or more of individual line items as allocated in the budget awarded (see Appendix A). Rhythm Pharmaceuticals, Inc. will be required to submit expense reports after 12 months and upon completion of the Project which consist of the budget spreadsheet attached as Appendix A with an additional column indicating actual expenditures incurred. Please note that MJFF funds shall not be used for travel or equipment costs not approved in the budget as awarded (see Appendix A).

2.3                               If you request a change to the Award, you must submit a written request for approval detailing the requested change and associated rationale in advance to a member of the MJFF research team. Failure to obtain prior approval for any changes in work timeline, milestones or material budget reallocations may result in revocation of funding in whole or part. You agree that funds expended by you either not in accordance with the approved Project or prior to pre-approval of any material change are both (i) recoverable by, and subject to restitution by you to, MJFF and (ii) may be cause for immediate termination of funding by MJFF.

3.                                      Grant Timeline

3.1                               MJFF expects that your Project will be completed according to the agreed timeline attached at Appendix B. Continued funding also is contingent on demonstrated progress and satisfactory assessment by MJFF. To this end, you are required to do the following:

(a)                                 Complete items detailed in the Activation Checklist (“Checklist”) as found in Appendix C.  Payment for costs other than administrative support, as set forth in Appendix A, will not be issued without MJFF approval signatures indicating acknowledgment that all Checklist items have been satisfied and all associated documentation related to the Checklist items have been delivered to MJFF. You will be required to complete all items on the Checklist, including, but not limited to, posting trials and updating clinical sites status on the Fox Trial Finder Website and providing written proof of IRB approval.

(b)                                 At the end of the first six months after the commencement of subject recruitment for the Project, you shall notify MJFF (i) of the rate of subject recruitment and whether patients have been recruited according to the goal(s) set forth in Appendix B; and, (ii) that, to your knowledge, all personnel involved in the Project and receiving Award funds (including technicians and postdoctoral fellows) are actively engaged in activities related to the Project. Failure to meet these requirements at such six-month time point will result in withholding of further payment.

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MJFF will require monthly recruitment updates. If you do not have a monthly recruitment template, MJFF will provide you with a standard template upon request. These updates will be assessed according to milestones set forth in Appendix B. Monthly recruitment updates are required within 10 days from the 1st day of the month.

(c)          Participate in regularly scheduled assessment meetings and/or teleconferences. Failure to participate in these assessments and to demonstrate satisfactory progress against the MJFF Assessment Criteria (Milestone Criteria) taking into account all factors affecting the Project may result in withholding of future payments.

(i)                                 The first assessment will be held at the six-month mark of your Award by teleconference to review initial progress.

(ii)                              Assessment meetings will be held at the completion of your Award. One representative from Rhythm Pharmaceuticals, Inc. is required to attend the assessment meetings in person, unless otherwise informed by MJFF.

(d)                                 Complete progress and expense reports detailing your progress against milestones and your associated expenditures. These reports will be due at the completion of your Award. When appropriate, additional reports may be requested before other assessment meetings and teleconferences. Templates will be provided to you to facilitate this reporting. These reports will be reviewed by MJFF against the MJFF Assessment Criteria; MJFF may thereafter provide you with suggestions, critique, and feedback.

(e)                                  Participate openly in discussions regarding your Project with MJFF’s scientific and research staff, and advisors.

(f)           MJFF shall have the right to participate as a non-voting member in any advisory, steering or other committee discussions related to Project Research. Grantee shall include MJFF on such communication as calls and meetings are scheduled.

3.2                               Failure to meet milestones, furnish scheduled deliverables, including any reports, satisfactorily meet MJFF Assessment Criteria or comply with this Agreement may serve as one or more bases for termination of funding by MJFF. In the event of early termination of the Project, you shall terminate the trial in an orderly and prompt manner in accordance with applicable law to the extent medically permissible, including, but not limited to, providing any required follow-up treatment with respect to previously enrolled subjects. Upon termination, you shall be compensated for all completed study procedures per the completed case report forms, and MJFF shall have reasonable access, subject to MJFF’s obligations of confidentiality under this Agreement, to your books, records and accounts to determine whether such compensation shall be due to you.

3.3                               If at any time circumstances arise that prohibit completion of the Project on schedule, you are required to notify MJFF immediately. MJFF will consider granting ONE no-cost extension per project on a case by case basis. To apply for a no-cost extension, submit a letter detailing the request. The letter should include reasons for delays or changes, associated rationale, a timeline for continuing the work, and an expense report detailing remaining funds.

4.                                      Payment Schedule

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4.1                               Subject to the foregoing conditions, MJFF intends to pay your Award according to the payment schedule detailed in Appendix B.

4.2                               MJFF reserves the right to change this schedule if necessary and will notify you in writing reasonably in advance of any such change in the event that the schedule is to be changed.

4.3                               Payments for the Project are dependent on achieving milestones and will be paid as provided in Appendix B within sixty (60) days of the achievement of the relevant event(s), subject to Grantee’s continued provision of required progress reports and participation in scheduled teleconferences with MJFF.

5.                                      Return Payment Obligation

Grantee’s return payment obligation to MJFF is set forth in Appendix D. By executing this Agreement, Grantee also accepts the terms and conditions set forth therein. Appendix D shall survive expiration or termination of this Agreement.

6.                                      Confidentiality

6.1                               MJFF treats all pre-proposals, applications, research projects, Project Intellectual Property and Project Milestone Data (each as defined in Section 7), associated research information, Project reports submitted to MJFF (with the exception of those specifically drafted for public use), information about Grantee’s business and all underlying data (collectively, the “Confidential Information”) as confidential, using no less than reasonable care in protecting the Confidential Information from disclosure to third parties; provided that MJFF shall be permitted to provide Confidential Information to third parties who do not participate in the application review and assessment processes under the terms and conditions set forth herein. All Confidential Information will be used by MJFF and such permitted third parties solely for the purposes of reviews and assessments, and will be shared only in accordance with its Sharing Policy (see Section 8 below). MJFF shall be responsible for ensuring that all persons or entities that participate in any reviews and assessments including all third parties, are subject to obligations of confidentiality and non-use with regard to Grantee’s Confidential Information that are no less stringent than those contained in this Agreement. The obligations of confidentiality and non-use set forth in this Section 6.1 cover Confidential Information in all forms (including but not limited to written, oral, or electronic) and any Confidential Information retained in the unaided memories of persons participating in reviews and assessments, and no such Confidential Information may be used without the permission of the Grantee. Notwithstanding the foregoing, the obligations governing the disclosure and use of Confidential Information set forth in this Section 6.1 do not apply with respect to Confidential Information that the receiving party can show by competent evidence:

(a)                                 was generally known to the public at the time of disclosure;

(b)                                 becomes generally known to the public through no unlawful or unauthorized act or omission, or violation of this Agreement, by such recipient of Confidential Information;

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(c)          was independently developed by such recipient prior to disclosure and without use of reference to the Confidential Information; or

(d)          was disclosed to such recipient on a non-confidential basis by a third party who had the right to make such disclosure.

6.2                               Provided that subsections (a)-(d) above do not become applicable, if any recipient of Confidential Information hereunder is asked to produce any Confidential Information pursuant to a legal or governmental proceeding, such recipient shall give the applicant or other owner of such Confidential Information (the “Discloser’’) as much prior notice of such request as is reasonably practicable under the circumstances and shall use its reasonable efforts to assist the Discloser of such Confidential Information in defending Discloser’s rights (at Discloser’s cost), including objecting to such request, obtaining confidential treatment for Confidential Information, disclosing only that portion of the Confidential Information responsive to a judicial or governmental order, and providing Discloser with any copies of Confidential Information so disclosed.

7.                                      Project Data and Project Intellectual Property

7.1                               The Grantee shall own all rights, title and interest in: (a) the completed case report forms, any other documents created during performance of the Project and clinical and other information generated as a result of the Project, including any summaries, analyses and compilations thereof (“Project Data”); and (b) any inventions and discoveries, conceived, created, developed or reduced to practice by employees, students and/or other researchers of a Grantee in the performance of the Project, and any patent, trade secret or other intellectual property rights with respect to the foregoing. (“Project Intellectual Property”). The Grantee also owns all right, title, and interest in any data, information or intellectual property owned or controlled by Grantee as of the date of this Agreement or developed or obtained by or for Grantee after the date of this Agreement and outside of the performance of the Project.

7.2                               With each monthly progress report, you agree to provide MJFF, in a format prescribed by it, summary data regarding recruitment information and demographic information to assess progress against each milestone (“Project Milestone Data”). Nothing herein shall be construed to grant MJFF a license in or to the Project Intellectual Property or to relieve MJFF of its obligations regarding Confidential Information. MJFF shall have the right to audit and review detailed data related to the Project at Grantee’s facility upon reasonable request and at mutually agreeable times.

7.3                               With the final progress report, you agree to provide MJFF, in a format prescribed by it, reasonable access to Final Project Data (defined as one or all of the following: the final clinical study report, final clinical datasets and listings that have been de-identified in accordance with HIPAA and its implementing regulations). In addition, Rhythm Pharmaceuticals, Inc. agrees to consult with MJFF regarding the selection of the tables, listings, and figures (TLFs) for the final clinical study report. MJFF, its grant assessors, and MJFF consultants will use such information only internally to make future funding decisions regarding RM-131. Nothing herein shall be construed to grant MJFF a license in or to the Project Intellectual Property or to relieve MJFF of its obligations regarding Confidential Information. MJFF shall have the right to audit and review detailed data related to the Project at Grantee’s facility upon reasonable request and at mutually agreeable times.

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8.                                      Sharing Policy

8.1                               As MJFF is a public charity, research conducted with funds from MJFF (“Research”) must be conducted in the public interest. MJFF acknowledges that discoveries and related regulatory approvals made by researchers under its funding are the property of those conducting and responsible for the Research and that unless otherwise agreed to by the patties, such researchers shall have the first opportunity to exploit the Research commercially or otherwise.

8.2                               Notwithstanding the foregoing, you agree that MJFF:

(a)                               may, after reasonable consultation with you, and with your consent, which will not be unreasonably denied, conditioned or delayed by you, publicly release a summary of findings of the Research 90 or more days after expiration of the Award;

(b)                               may retain the Project Data and, 90 or more days after expiration or termination of the Award, make it available to MJFF employees, consultants, grant recipients and others affiliated with MJFF through a secure medium to advance scientific discovery. This subsection shall not prohibit MJFF from making the Project Data available before expiration or termination of this Agreement to persons executing MJFF’s Confidential Disclosure Agreement for the purpose of assessing your progress toward achieving the milestones. If the Project Data ceases to be subject to the requirements of confidentiality and non-use set forth in Section 6.1 of this Agreement, then these restrictions on dissemination shall not apply; and,

(c)                                may, after the earlier of (i) publication of the Results as defined below in Section 12 of this Agreement, or (ii) one year after expiration or termination of the Award, disclose the Project Data through a publicly available database maintained or designated by MJFF.

(d)                               Notwithstanding the periods set forth in subsections (a) - (c) above, MJFF will consider a request by you to delay the availability of Project Data, and/or a summary or findings of the Research in order to complete any necessary intellectual property filings.

9.                                     MJFF Rights Upon Cessation Of Active Development Of Project Technology In The Field

9.1                               Definitions:

(a)                                 “Active Development” means substantial use of the Project Technology (defined in Section 9.2) in an active or ongoing scientific research or development project reasonably calculated to yield results or awaiting approval by the U.S. Food and Drug Administration (“FDA”) or any foreign equivalent to market a Product for sale for use in humans. Active Development will have ceased if you or, if applicable, your licensee or transferee, (i) discontinues all clinical development and/or commercial development of Product; and (ii) has not obtained financing to fund such activities, in the event of either (i) or (ii), for a period of one hundred eighty (180) days or longer.

(b)                                 “Product” means the product being investigated in the Project, known as RM-131 or any

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product being developed as a backup for RM-131.

9.2                               MJFF is dedicated to finding a cure for Parkinson’s disease and accelerating therapies for patients. Accordingly, MJFF seeks to ensure the continued development of promising research projects. Therefore, if you or any third party exclusive licensee, or transferee, of any technology, including any related intellectual property, to be studied pursuant to the Project (the “Project Technology”) has ceased Active Development for treatment of chronic constipation in humans (the “Field”) at any time prior to offer for sale of a Product in the Field after approval by the FDA to market such Product, then you shall promptly notify MJFF in writing.

If, at the time you have ceased Active Development in the Field, the following conditions (a)-(f) (the “Conditions”) are met, you shall within sixty (60) days from the date that you cease Active Development in the Field or the date that the last of the following conditions is met, whichever is later, notify MJFF in writing and pay to MJFF the Outstanding Award Amount (defined in Appendix D) plus interest at the prime rate, as published in the Wall Street Journal, Eastern print edition, plus four (4) percent, which interest shall begin accruing on the date that Grantee has ceased Active Development and continue accruing until the entire amount is repaid to MJFF:

(a)                               the Product has demonstrated safety and tolerability in Parkinson’s disease patients that supports continuing development in this population;

(b)                                 the Product shows a clinically relevant trend on the primary endpoint (p<0.l) AND shows a statistically significant difference (p<0.05) on four of the six pre-specified secondary clinical efficacy endpoints in the protocol for the Project (e.g., complete spontaneous bowel movement, stool consistency, straining/completeness of evacuation, abdominal pain, and global patient reported outcome of severity of constipation and overall relief);

(c)                                  there has been approval by the FDA or other global regulatory body to market the Product in any other indication;

(d)                                 the Product successfully meets its endpoints in its most recent clinical trial in the Field such that the efficacy results of such clinical trial would not reasonably negatively affect Grantee’s (or its sublicensee’s or transferee’s) decision to seek regulatory approval of the Product based on such clinical trial (and without the need for repeat or de novo clinical trials);

(e)                                  there were no unexpected changes to the safety profile of the Product as a result of such clinical trial in the Field that would reasonably negatively affect Grantee’s (or its sublicensee’s or transferee’s) decision to seek regulatory approval of the Product based on such clinical trial (and without the need for repeat or de novo clinical trials);

(f)                                   Grantee (or its sublicensees or transferees) have not received any negative advice or statements from any regulatory authority regarding the Product that would reasonably negatively affect Grantee’s (or its sublicensee’s or transferee’s) decision to continue to seek regulatory approval of the Product in the Field; and

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(g)                                there are no issues relating to the manufacture of the Product that would reasonably negatively affect Grantee’s (or its sublicensee’s or transferee’s) decision to continue to seek regulatory approval of the Product in the Field.

9.3                               Notwithstanding anything to the contrary in Section 9.2, MJFF shall have no right to payment under such Section 9.2 at any time after Grantee (or its sublicensee or transferee) has repaid the Outstanding Award Amount to MJFF pursuant to Section 5 of this Agreement and Appendix D to this Agreement. Further, if MJFF exercises its right to repayment under Section 9.2, above, then Grantee will have no further obligations to repay the Outstanding Award Amount under Section 5 of this Agreement and Appendix D to this Agreement. Finally, if MJFF exercises its right to repayment under Section 9.2, above, at a time when Grantee has partially repaid the repaid the Outstanding Award Amount to MJFF pursuant to Section 5 of this Agreement and Appendix D to this Agreement, the payment due MJFF under Section 9.2 will be limited to the then-outstanding unpaid balance of the Outstanding Award Amount.

9.4                               This Section 9 shall survive expiration or termination of this Agreement.

10.                               Liability and Insurance

10.1                        MJFF is solely a passive grantor of this Project. It neither participates in the preparation of the clinical trial protocol nor in the treatment or study of patients. You assume any and all risks and responsibilities associated with the conduct of the Project clinical trial. MJFF shall in no way be accountable for any Project clinical trial safety issues.

10.2                        You hereby agree to release, defend, indemnify and bold MJFF, including its directors, trustees, officers, employees, agents and consultants, harmless from and against any demands, claims or judgments, and all associated costs, expenses, including, without limitation, reasonable attorneys’ fees, and damages, directly or indirectly arising out of this Project, including, without limitation, any patient injury or death (collectively, the “Liability”), except to the extent that such Liability arises out of MJFF’s (a) negligent or willful misconduct in performing its obligations under this Agreement, or (b) use or sharing of Project Data, in which case (either (a) or (b), MJFF shall release, defend, indemnify and hold you harmless from and against such Liability.

10.3                        You shall maintain a reasonable level of professional and general liability insurance sufficient to cover the risks associated with your Project.

11.                               Use of MIFF Brand

You agree to abide by the following policy regarding use of MJFF’s name, logo, marks, trade dress, image, and likeness of Michael J. Fox, its founder (collectively, the “Brand”). MJFF prohibits any use of the MJFF Brand in any publicity efforts, notices, releases, statements or publications without its prior written approval. All use of the Brand including, without limitation, the name/image/likeness of Michael J. Fox shall be submitted in advance to MJFF for approval. Failure of MJFF to approve any proposed use of the Brand within five (5) business days of its receipt of any request for approval of a proposed use shall be deemed non-approval of the proposed use. You acknowledge that these terms are reasonable precautions to protect the MJFF Brand and

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its goodwill, both of which are extremely valuable assets of MJFF. Any goodwill resulting from an approved use of the MJFF Brand by you shall inure solely and exclusively to MJFF.

12.                               Publication

You shall use all reasonable efforts to publish the results of this research Project (the “Results”) regardless of positive or negative outcome(s) in a forum that is widely available to scientific researchers in the Field within one (1) year from the date that the Project concludes. Publication shall be consistent with high standards of scientific excellence and rigor.

13.                               Recognition of Funder

Any publications resulting from this Award shall include acknowledgement of the funding provided by The Michael J. Fox Foundation for Parkinson’s Research. When publications result from work funded under this Award, you are required to update MJFF, even if such publications occur after the end of the award.

14.                               Human Subjects and Compliance with Law

14.1                        Since the Project involves the pa1ticipation of human subjects, you shall provide to MJFF proof of approval by each applicable institution’s IRB or other regulatory assurance body in accordance with Section 3.1 (a).

14.2                        You are solely responsible for complying with any and all applicable laws, regulations or guidelines governing the Project.

15.                               Good Clinical Practice

15.1                        You shall perform the Project in accordance with the Project’s protocol and applicable standards of good clinical practice and good medical practice, including applicable regulatory guidance and all applicable federal, state, and local laws, rules and regulations relating to the conduct of clinical investigations, including without limitation the Federal Food, Drug and Cosmetic Act, as amended, and other such laws, rules and regulations pertaining to clinical investigations (including without limitation, 21CFR 50, 54, 56, and 312) and the protection of subject privacy as may be applicable.

15.2                        You shall promptly notify MJFF of serious adverse events that are possibly Project-related (“SAE”s). You shall provide MJFF copies of summary SAE reports on a quarterly basis. For the avoidance of doubt all such reports shall be Confidential Information of Grantee.

16.                               Miscellaneous

16.1                        This Agreement including appendices constitutes the entire agreement of the parties related to its subject matter and supersedes all prior agreements, oral or written. This Agreement may not be modified, amended or waived except by written agreement of the parties.

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16.2                        This Award does not establish any partnership, joint venture, employment or agency relationship between the parties to this Agreement, and MJFF and Grantee remain independent contractors.

16.3                        All notices to MJFF required or permitted by this Agreement shall be sent by email to: jlangon@michaeljfox.org, unless MJFF specifies a different person to you in writing.

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This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Accepted and agreed to by:

Michael J. Fox Foundation for Parkinson’s Research

/s/ Todd Sherer	8-16-13
Todd Sherer
Chief Executive Officer, MJFF	Date

Rhythm Pharmaceuticals, Inc.:

/s/ Keith Gottesdiener	8/19/13
Name: Keith Gottesdiener	Date
Title: CEO

Read and Acknowledged as Principal Investigator By:

/s/ Keith Gottesdiener	8/19/13
Keith M. Gottesdiener, M.D.	Date

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Rhythm Pharmaceuticals, Inc. — MJFF Award Agreement

Appendix A — Project Budge

The Michael J. Fox Foundation for Parkinson’s Research

2013 Therapeutic Pipeline Program

An Edmond J. Safra Core Program for PD Research

BUDGET TEMPLATE

Principal Investigator / Sponsor Contact (Last, First):Rhythm= Gottesdiener, Keith

Project Title: A Phase 2, Randomized, Double-blind, Placebo-controlled, Multiple Dose, Parallel Group Study to Evaluate the Pharmacodynamics, Efficacy and Safety of RM 131 Administered to Patients with Parkinson’s Disease and Chronic Constipation Dissatisfied with Current Therapy

[          ]*

Note: Totals in the section above will pre-populate based on the completion of additional worksheets.  Your completion of this section is not required

For Clinical Studies:

Planning Phase - Awardees will receive a nominal sum to complete IRB applications, finalize the Case Report Forms, consent forms and study protocol. Awardees must provide the estimated amount of time needed for each relevant Planning Phase item in the “Activation Checklist”.

Recruitment Costs - Costs to produce recruitment materials and retain subjects can be included in study budgets.

Please provide appropriate payments in the execution phase, being sure to provide the rationale for all costs in the “Budget Justification”.

Subject Travel and Accommodation- MJFF is committed to removing the financial burden of trial participation for subjects in all trials it funds. We strongly encourage Awardees to consider the inclusion of subject travel and accommodation in their budgets.

Please provide appropriate payments in the execution phase, being sure to provide the rationale and breakdown of all costs in the “Budget Justification”.

Regulatory Costs -MJFF does not traditionally cover the costs of awardee regulatory submissions. including the filing and maintenance of an IND application.

If proposing such costs, please be sure to provide the rationale in the “Budget Justification”. Final coverage decisions are at MJFFs discretion.

Manufacturing Costs -MJFF does not traditionally cover the costs of manufacturing, reformulating, or packaging investigational drugs.

If proposing such costs, please be sure to provide the rationale in the “Budget Justification”. Final coverage decisions are at MJFF’s discretion.

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The Michael J. Fox Foundation for Parkinson’s Research

2013 Therapeutic Pipeline Program

An Edmond J. Safra Core Program for PD Research

BUDGET TEMPLATE

Principal Investigator / Sponsor Contact (Last, First):Rhythm= Gottesdiener, Keith

Project Title: A Phase 2, Randomized, Double-blind, Placebo-controlled, Multiple Dose, Parallel Group Study to Evaluate the Pharmacodynamics, Efficacy and Safety of RM 131 Administered to Patients with Parkinson’s Disease and Chronic Constipation Dissatisfied with Current Therapy

[          ]*

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The Michael J. Fox Foundation for Parkinson’s Research

2013 Therapeutic Pipeline Program

An Edmond J. Safra Core Program for PD Research

BUDGET TEMPLATE — Execution Phase ([          ]*)

Principal Investigator I Sponsor Contact (Last, First):Rhythm= Gottesdiener, Keith

Project Title: A Phase 2, Randomized, Double-blind, Placebo-controlled, Multiple Dose, Parallel Group Study to Evaluate the Pharmacodynamics, Efficacy and Safety of RM 131 Administered to Patients with Parkinson’s Disease and Chronic Constipation Dissatisfied with Current Therapy

[          ]*

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* CONFIDENTIAL TREATMENT REQUESTED.  OMITTED PORTIONS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

The Michael J. Fox Foundation for Parkinson’s Research

2013 Therapeutic Pipeline Program

An Edmond J. Safra Core Program for PD Research

BUDGET TEMPLATE — Execution Phase ([          ]*)

Principal Investigator / Sponsor Contact (Last, First):Rhythm= Gottesdiener, Keith

Project Title: A Phase 2, Randomized, Double-blind, Placebo-controlled, Multiple Dose, Parallel Group Study to Evaluate the Pharmacodynamics, Efficacy and Safety of RM 131 Administered to Patients with Parkinson’s Disease and Chronic Constipation Dissatisfied with Current Therapy

[          ]*

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* CONFIDENTIAL TREATMENT REQUESTED.  OMITTED PORTIONS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

The Michael J. Fox Foundation for Parkinson’s Research

2013 Therapeutic Pipeline Program

An Edmond J. Safra Core Program for PD Research

BUDGET TEMPLATE — Execution Phase ([          ]*)

Principal Investigator / Sponsor Contact (Last, First):Rhythm= Gottesdiener, Keith

Project Title: A Phase 2, Randomized, Double-blind, Placebo-controlled, Multiple Dose, Parallel Group Study to Evaluate the Pharmacodynamics, Efficacy and Safety of RM 131 Administered to Patients with Parkinson’s Disease and Chronic Constipation Dissatisfied with Current Therapy

[          ]*

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Rhythm Pharmaceuticals, Inc.- MJFF Award Agreement

Appendix B - Project Payment Schedule & Milestones

The Michael J. Fox Foundation for Parkinson’s Research

Therapeutic Pipeline Program 2013 — An Edmond J. Safra Core Program for PD Research

Grantee:  Rhythm Pharmaceuticals, Inc.

Principal Investigator(s):  Keith M. Gottesdiener, MD; Ronald Pfeiffer, MD.

Project Title:  RM-131 (Ghrelin agonist) Treatment of Refractory Constipation in Parkinson’s Patients

Project Deliverables:

•                  To assess the safety and efficacy of RM-131 in PD patients with chronic constipation who are refractory to current treatment in an active (N=28) vs. placebo (N=28) design (Phase 2a, proof of concept).

•                  To explore the pharmacokinetics of RM-131 and L-dopa

Description	Milestones (required for next payment)	Amount	Payment Timing
Implementation Phase
Administrative Support ([ ]*)

•                  Send to MJFF a copy of central IRB approval letter, final protocol, recruitment profile, informed consent letters, and update on the drug supply plan

•                  Complete registration for Clinicaltrials.gov and FoxTrialFinder

		$[ ]*	Payable within 30 days following full execution of Award
Total Implementation Phase:			$[ ]*
Execution Phase
[ ]* Milestones for Execution Phase	• Payment will be issued upon completion of all checklist (Appendix C) items and receipt by MJFF of any items specified therein.	$[ ]*	Payment will be issued upon completion of all checklist (Appendix C) items and receipt by MJFF of any items specified therein.

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[ ]* Milestones for Execution Phase

•                  Begin screening and enrollment of study subjects (expected at least 28 subjects by end of month 8)

•                  Begin principal experiment

•                  Begin enrollment for pharmacokinetic sub-study

•                  Send monthly recruitment reports to MJFF

•                  Participate in check-in calls with MJFF

$[ ]*

Payment will be issued monthly on a per subject basis ($16,701.43 per patient following first dosing) upon submission of monthly recruitment reports provided to MJFF by Grantee. Reports will indicate progress against milestones.

[ ]* Milestones for Execution Phase	• Complete enrollment (additional 28 subjects by end of month 13) and complete experiment • Send monthly recruitment reports to MJFF • Participate in check-in calls with MJFF	$[ ]*

Payment will be issued monthly on a per subject basis ($16,701.43 per patient following first dosing) upon submission of monthly recruitment reports provided to MJFF by Grantee. Reports will indicate progress against milestones.

[ ]* Milestones for Execution Phase	• Complete subject enrollment in pharmacokinetic sub-study	$[ ]*

Payment will be issued upon completion of subject enrollment in pharmacokinetic sub-study as determined based on progress reports provided to MJFF by Grantee. Reports will indicate progress against milestones.

[ ]* Milestones for Execution Phase	• Complete analyses • Provide final expense and project report to MJFF • Report the study results and outcomes to investigators for reporting to study subjects	$[ ]*	Payment will be issued upon completion of all Project items as determined based on progress reports provided to MJFF by Grantee. Reports will indicate progress against milestones.
	Total Execution Phase:		$[ ]*
	Total Project		$[ ]*

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Rhythm Pharmaceuticals, Inc. - MJFF Award Agreement

Appendix C -Activation Checklist

Using the template below, please indicate the expected timeline for completing each task listed in the Planning Phase of your study. Please note, the Planning Phase activities begin from date of award notification. Deadlines for returning a signed MJFF award contract and submitting your draft study protocol are set by MJFF and cannot be changed. Also note, the second payment is contingent on completion of the Activation Checklist tasks, including IRB/IACUC approval.

Description of Task	Weeks Required for Completion	Estimate Date of Completion
MJFF contract signed and returned	2 weeks	August 13, 2013
All subcontracts signed (excluding clinical sites)	8 weeks	September 9, 2013
Study protocol finalized and sent to MJFF with model informed consent	2 weeks	August 19, 2013
IRB, Consents and/or relevant Ethical Approval letters sent to MJFF	WIRB Approval	August 19, 2013
Clinical Trial Strategies Recruitment profile for first site sent to MJFF*	Upon IRB first approval	August 13, 2013
Drug supply plan obtained and sent to MJFF (if relevant)	3 weeks	August 19, 2013
Post trial onto Clinicaltrials.gov	3 weeks	August 19, 2013
Post trial onto Fox Trial Finder website by contacting MJFF Staff: Lily Cappelletti (lcappelleti@michaeljfox.org)	3 weeks	August 19, 2013

*Other profiles are expected robe sent to MJFF on or before October L 2013 as received following subsequent IRB approvals, but are not part of the checklist which determines when payment will be made.

Signature	Date

Name/Title

Signature	Date

Name/Title

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Rhythm Pharmaceuticals, Inc.- MJFF Award Agreement

Appendix D — Return Payment Agreement

I.                                        Definitions: For the purposes of this Appendix D, the following definitions shall have the following meanings:

A.                                    “Net Sales” means, with respect to any Product, the gross amount invoiced by the Grantee, its affiliates, sublicensees or other transferees of the development program for the Product (the “Seller”) for Product sold to an arm’s length third party, less: (a) trade, quantity and cash discounts allowed; (b) write-offs, discounts, credits, refunds, rebates, chargebacks and retroactive price adjustments; (c) Product returns and allowances; (d) any tax imposed on the Product that is appropriately deducted from sales under generally accepted accounting principles consistently applied (“GAAP”); (e) allowance for freight, postage, handling, shipping, insurance and duties paid for and separately identified on the invoice or other documentation maintained in the ordinary course of business; (f) excise taxes, other consumption taxes, import/export taxes, customs duties and compulsory payments to governmental authorities; and (g) any other reasonable and customary deductions which according to GAAP are bona fide deductions from gross sales to determine Net Sales or are otherwise considered to be in respect of “cost of goods sold” according to GAAP, it being understood that the purpose and intent of this subparagraph is to deduct all expenses incurred by the Seller which are incidental to a sale of the Product by the Seller and which are incurred and which would not normally be expected to be incurred in the event that all sales of the Product were conducted directly through distributors or sublicensees appointed by Grantee or its affiliates. Such amounts shall be determined from the books and records of the entity that sells the Product maintained in accordance with GAAP, consistently applied. For avoidance of doubt, with regard to a particular quantity of Product, Net Sales shall be calculated once, based on the first sale to a third party by the Seller of such quantity of Product, and not on any subsequent sales of the same Product by any such third party. For greater certainty: provision of a Product for the purpose of conducting preclinical or clinical research or for compassionate or named-patient use shall not be included in Net Sales.

B.                                    Solely in the event that the Project has succeeded, which for purposes hereof is defined as meeting the criteria set forth in Sections 9.2(a) and (b), prior to the time of the relevant licensing transaction, “Net Sales of Product in the Field” shall also include, for purposes of this Appendix D, amounts actually received pursuant to a transaction for the license or other transfer of rights in the Field to such Product, and only such Product, to a commercialization partner (a “Transaction”). To the extent any Transaction includes a license or other transfer of the Product for use in the Field and outside of the Field, the portion of the amount received that is attributable to the Product in the Field, and thus to be included as “Net Sales of Product in the Field” shall be reasonably determined by MJFF and Grantee in good faith, but in all cases shall exclude amounts to cover future reasonable, fully burdened costs to be incurred by Grantee or its Affiliate in the performance of research or development activities in the Field only, to be performed by Grantee or its Affiliates. In no event shall the Net Sales of Product in the Field arising from a given Transaction, as compared to the total license revenue for the Product in such

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Transaction, after the exclusions cited above, exceed [          ]* of such total license revenue for the Product in a given Transaction.

C.                                    “Outstanding Award Amount” means the aggregate amount award payments actually received by Grantee from MJFF pursuant to this Agreement and any amendments thereto.

D.                                    “Product” has the meaning set forth in Section 9.I(b) of the Agreement.

Any capitalized terms in this Appendix D not otherwise defined herein shall have the same meanings as set forth in the main portion of this Agreement.

II.                                   Return Payment

A.                                    After achievement by Grantee of Net Sales of Product in the Field in excess of US $[          ]*, Grantee shall, as provided in II.C. below, pay to MJFF [          ]* of subsequent Net Sales of Product in the Field (as determined pursuant to I.B. above and as reasonably determined using IMS data or other mutually agreed source of similar data for Net Sales under I.A. above), up to a maximum aggregate amount of [          ]* the Outstanding Award Amount as defined in Section II of this Appendix D, plus interest at the prime rate, as published in the Wall Street Journal, Eastern print edition, plus [          ]* (the “Cap”), which interest shall begin accruing on the date the Project met the criteria for success set forth in both Section 9.2(a) and (b).

B.                                    Grantee agrees to keep full, true, and accurate books of accounts and other records necessary for MJFF to verity the amounts payable by Grantee under the terms and conditions of this Appendix D. At MJFF’s request, Grantee agrees to permit an independent certified public accountant selected by MJFF at MJFF’s expense to review, during ordinary business hours and at mutually agreed upon times, such Grantee books and records as may be reasonably necessary, to verify the correctness of Grantee’ reports and payment made to MJFF under the terms and conditions of this Appendix D. Such review may not occur more than once each calendar year. Any such independent certified accountant will be reasonably acceptable to Grantee, will execute Grantee’s standard form of confidentiality agreement, and will be permitted to share with MJFF its findings solely with respect to the accuracy of the total amount of Net Sales reported under this Appendix D. Any information reviewed or observed by such independent certified accountant in the course of such review will be Grantee’s Confidential information, and any such information that is provided by such independent certified accountant to MJFF or its employees, agents or representatives will be subject to the restrictions on use and disclosure of Grantee’s Confidential Information under this Agreement and any amendments thereof.

C.                                    Grantee agrees that it shall pay MJFF the payments due pursuant to II.A. above on an annual basis as follows: (1) payment for the one (1) year period following

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the date on which the payment obligation regarding [          ]* of Net Sales of Product in the Field commences as provided in II.A shall be made within thirty (30) days after the end of such annual period, and (2) payments for subsequent annual periods shall be due within thirty (30) days after the anniversary of such date, continuing until the Cap above is reached.

D.                                    With the exception of the payment of the return payments as required under this Appendix D, Grantee shall owe MJFF no moneys or other consideration pursuant to this Agreement for its commercialization of the Product.

E.                                     Notwithstanding the foregoing, Grantee shall have the right, but not the obligation, to make one (1) lump sum repayment of the full Outstanding Award Amount plus any interest that has accrued at the rate set forth in Section II.A of this Appendix D as of the date of such payment at any time (“Early Repayment”). In the event the Grantee desires to exercise its right to Early Repayment, Grantee shall notify MJFF promptly in writing and shall repay the Outstanding Award Amount within thirty (30) days after providing written notification. Grantee’s obligations to pay money or other consideration to MJFF under this Agreement shall immediately cease upon MJFF’s receipt of the Early Repayment.

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